UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 1, 2017

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, 3rd Floor, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Public Offering

On February 1, 2017, Real Goods Solar, Inc. (the “Company”) priced a public offering of (a) units, “Primary Units,” each consisting of one share of the Company’s Class A common stock, par value $0.0001 (“Common Stock”), and a Series K Warrant to purchase one share of Common Stock (the “Series K Warrant), and (b) units, “Alternative Units,” each consisting of a prepaid Series L Warrant to purchase one share of Common Stock (the “Series L Warrants,” and together with the Series K Warrants, collectively, the “Warrants”), and a Series K Warrant to purchase one share of Common Stock. Investors purchasing a minimum of $100,000 of Units in the offering entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Company whereas investors purchasing less than $100,000 of Units will purchase securities solely under a prospectus supplement and the accompanying prospectus. The purchase price for a Primary Unit is $3.10 and the purchase price for an Alternative Unit is $3.09. The Primary Units and the Alternative Units are referred to in this Current Report on Form 8-K collectively as the “Units.”

In connection with pricing the offering, on February 1, 2017, the Company entered into the Purchase Agreement with 15 institutional and accredited investors (the “Institutional Investors”). Several of the Institutional Investors have participated in the Company’s past securities offerings and 5 of the Institutional Investors may be the beneficial owners of more than 5% of the Common Stock based on a review of their filed Schedules 13G. Pursuant to the terms of the Purchase Agreement, the Company will sell to the Institutional Investors an aggregate of approximately $6,314,453 of the Primary Units and approximately $4,984,416 of the Alternative Units. On the same day, the Company agreed to sell approximately $186,000 of the Primary Units to retail investors (the “Other Investors”).

The closing of the offering is expected to occur on or about February 6, 2017, subject to the satisfaction of certain customary closing conditions.

The Company offered and sold the Units, the shares of Commons Stock and the Series K Warrants issued as part of the Primary Units, and the Series L Warrant and the Series K Warrants issued as a part of the Alternative Units pursuant to an effective registration statement on Form S-3 (File No. 333-193718). In addition, the shares of Common Stock issuable upon exercise of the Warrants are also registered on the same registration statement. In the Purchase Agreement, the Company has agreed to maintain an effective registration statement covering the issuance of the Common Stock issuable upon exercise of the Warrants.

The Company expects to receive net proceeds of approximately $10.5 million at the closing, after deducting commissions to the Placement Agent (as defined below) and estimated offering expenses associated with the offering payable by the Company.

The Units will not be issued or certificated. The Series K Warrants and the Series L Warrants, as applicable, will be issued in certificated physical form and may be transferred separately immediately thereafter. The Warrants will not be listed on any national securities exchange or other trading market, and no trading market for the Warrants is expected to develop.

Terms of the Series K Warrants

Each Primary Unit and Alternative Unit contains a Series K Warrant to purchase one share of Common Stock. The Series K Warrants will be exercisable upon issuance and will remain exercisable until the fifth anniversary of the date of issuance. The initial exercise price of the Series K Warrants is $3.10 per share, subject to adjustments for stock splits and similar events. In addition, the Company may, with the consent of the “required holders” (as defined in the Series K Warrants), reduce the then current exercise price to any amount and for any period of time deemed appropriate by the Company’s board of directors. Under certain circumstances, the holders of the Series K Warrants may elect to exercise them through a cashless exercise, in which case the holders will receive upon such exercise the “net number” of shares of Common Stock determined according to the formula set forth in the Series K Warrants and the Company will not receive the cash exercise price.

A holder may not exercise a Series K Warrant and we may not issue shares of Common Stock under a Series K Warrant if, after giving effect to the exercise or issuance, the holder together with its affiliates would beneficially own in excess of a set percentage of the outstanding shares of our Common Stock. The cap will be set on the date of issuance at either 4.99% or 9.99%, at each holder’s election. If no election is made, the initial cap will be set at 4.99%. At each holder’s option, the cap may be increased or decreased to any other percentage not in excess of 9.99%, except that any increase will not be effective until the 61st day after notice to us.

The holders of the Series K Warrants are entitled to acquire options, convertible securities or rights to purchase the Company’s securities or property granted, issued or sold pro rata to the holders of its Common Stock on an “as if exercised for Common Stock” basis. The holders of the Series K Warrants are entitled to receive any dividend or other distribution of the Company’s assets (or rights to acquire its assets), at any time after the issuance of the Series K Warrants, on an “as if exercised for Common Stock” basis. The Series K Warrants prohibit the Company from entering into transactions constituting a “fundamental transaction” (as defined in the Series K Warrants) unless the successor entity assumes all of the Company’s obligations under the Series K Warrants and the other transaction documents in a written agreement approved by the “required holders” of the Series K Warrants. The definition of “fundamental transactions” includes, but is not limited to, mergers, a sale of all or substantially all of the Company’s assets, certain tender offers and other transactions that result in a change of control.

Terms of the Series L Warrants

The exercise price for a Series L Warrant will be paid at the closing except for the further payment of the $0.01 exercise price per share, which a holder will pay upon exercise. The Series L Warrants will have substantially the same terms as the Series K Warrants.

Additional Terms of the Purchase Agreement

The terms of the Purchase Agreement limit the Company’s ability to issue securities in the future:

•	Until 90 days after the closing of the offering, the Company may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock, or any security which would entitle the holder to acquire at any time shares of Common Stock.

•	Until 90 days after the closing of the offering, the Company may not effect or enter into an agreement to effect any issuance of shares of Common Stock or any security which would entitle the holder to acquire at any time shares of Common Stock involving a Variable Rate Transaction (as defined in the Purchase Agreement). The term “Variable Rate Transaction” generally means a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (a) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the Company’s business or the market for the Common Stock.

•	For one year after the closing of the offering, the Company may not effect or enter into an agreement to effect any issuance of shares of Common Stock, or any security which would entitle the holder to acquire at any time shares of Common Stock, involving an equity line of credit, an at-the-market offering (as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (“Securities Act”), or similarly structured transactions whereby we may issue securities at a future determined price.

However, the limitations on securities issuances described above do not apply to the issuance of: (a) shares of Common Stock or options to the Company’s employees, officers or directors pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Company’s board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company; (b) the warrant the Company expects to issue to Roth Capital Partners, LLC in connection with this offering; (c) securities upon the exercise, exchange or conversion of the securities sold in this offering, the Series K Warrants, the Series L Warrants, the warrant the Company expects to issue to Roth Capital Partners, LLC in connection with this offering, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date the Company enters into the Purchase Agreement, subject to certain limitations; (d) up to 250,000 shares of Common Stock issued pursuant to an exemption from registration under the Securities Act to the lender, or any successor thereto, who is a party to any revolving credit facility outstanding prior to the date of the Purchase Agreement; and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the Company’s disinterested directors, subject to certain limitations, provided that none of the issuances listed above are Variable Rate Transactions (other than with respect to the transactions described in clause (c) of this paragraph).

The Purchase Agreement also contains customary representations, warranties, covenants, including indemnifications, and closing conditions.

Leak-Out Agreement

Each investor who purchased more than $10,000 of Units in the offering entered into separate and substantially similar leak-out agreements with us on February 1, 2017. Under the leak-out agreements, from February 1, 2017 and for a period of 10 trading days after (and including) the date of execution of the Purchase Agreement, each investor who is party to a leak-out agreement (together with certain of its affiliates) may not sell, dispose or otherwise transfer, directly or indirectly (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions), on any trading day, shares purchased in this offering and the shares of Common Stock issuable upon exercise of the Series K Warrants and the Series L Warrants in an amount more than a specified percentage of the trading volume of the Common Stock on the principal trading market, subject to certain exceptions. The aggregate trading volume for all investors who executed leak-out agreements is 35% of the trading volume of the Common Stock on the principal trading market during each trading day during the above referenced leak-out period, subject to certain exceptions.

Placement Agent

Roth Capital Partners, LLC acted as the exclusive placement agent for the offering (the “Placement Agent”) pursuant to the terms of a Placement Agency Agreement, dated February 1, 2017 (the “Placement Agency Agreement”). The Company’s engagement of the Placement Agent expires 15 days from the date of the Placement Agency Agreement. In connection with the closing of the offering, the Company expects to pay the Placement Agent a cash fee equal to approximately $803,941, an amount equal to 7% of the gross proceeds received by the Company from the sale of the Units. The Company has agreed to reimburse Roth Capital Partners, LLC’s expenses up to a maximum of $75,000.

At the closing of the offering, the Company has agreed to issue to Roth Capital Partners, LLC a warrant (the “Placement Agent Warrant”) to purchase up to a number of shares of Common Stock equal to 5.0% of the aggregate number of shares of Common Stock issued at the closing and issuable upon exercise of the Series L Warrants (exclusive of any shares of Common Stock issuable upon exercise of the Series K Warrants). The Placement Agent Warrant will have substantially the same terms as the Series K Warrants other than that (a) it will expire five years after the effective date of the offering; (b) it will be exercisable through a cashless exercise regardless of whether the shares of Common Stock issuable upon exercise of the Placement Agent Warrant are covered by a registration statement under the Securities Act; (c) the exercise price will be 125% of the public offering price per Primary Unit; (d) certain covenants appearing in the Series I Warrants will be removed in the Placement Agent Warrant; and (e) pursuant to FINRA Rule 5110(g), the Placement Agent Warrant, and the underlying securities, will not be transferable for 6 months from the date of issuance, except the transfer of any security: (i) by operation of law or by reason of reorganization of the Company; (ii) to any FINRA member firm participating in the offering and the officers or partners thereof, if all securities so transferred remain subject to the lock-up restriction set forth above for the remainder of the time period; (iii) if the aggregate amount of securities of the Company held by the holder of the Placement Agent Warrant or related persons do not exceed 1% of the securities being offered; (iv) that is beneficially owned on a pro-rata basis by all equity owners of an investment fund, provided that no participating member manages or otherwise directs investments by the fund, and participating members in the aggregate do not own more than 10% of the equity in the fund; or (v) the exercise or conversion of any security, if all securities received remain subject to the lock-up restriction set forth above for the remainder of the time period.

Additionally, the Company has agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act or to contribute to payments the Placement Agent may be required to make because of those liabilities.

The Placement Agency Agreement also contains customary representations, warranties, covenants and closing conditions.

The descriptions of each of the Purchase Agreement, the Series K Warrant, the Series L Warrant, the Leak-Out Agreement and the Placement Agency Agreement are qualified in their entirety by reference to the forms attached hereto as Exhibits 10.1, 4.1, 4.2, 10.2 and 1.1, respectively.

Disclaimers of Representations and Warranties

The representations and warranties of the Company and its subsidiaries contained in the Purchase Agreement and the Placement Agency Agreement have been made solely for the benefit of the parties thereto. In addition, such representations and warranties (a) have been made only for purposes of such documents, (b) in some cases, have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission by the Company before the date of the Purchase Agreement and the Placement Agency Agreement, (c) are subject to materiality qualifications contained therein which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement and the Placement Agency Agreement, or such other date as is specified in such documents, and (e) have been included in the Purchase Agreement and the Placement Agency Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Purchase Agreement and the Placement Agency Agreement are included with this filing only to provide investors with information regarding the terms of such documents, and not to provide investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and the Placement Agency Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement and Placement Agency Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “should,” “would” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the Company’s ability to close the offering described herein and whether holders of the Warrants will exercise them for cash and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Placement Agency Agreement, dated February 1, 2017, among Real Goods Solar, Inc. and Roth Capital Partners, LLC
4.1	Form of Series K Warrant
4.2	Form of Series L Warrant
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
10.1	Form of Securities Purchase Agreement, dated February 1, 2017, among Real Goods Solar, Inc. and the purchasers party thereto
10.2	Form of Leak-Out Agreement
23.1	Consent of Bronstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Principal Financial Officer

Date: February 2, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement, dated February 1, 2017, among Real Goods Solar, Inc. and Roth Capital Partners, LLC
4.1	Form of Series K Warrant
4.2	Form of Series L Warrant
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
10.1	Form of Securities Purchase Agreement, dated February 1, 2017, among Real Goods Solar, Inc. and the purchasers party thereto
10.2	Form of Leak-Out Agreement
23.1	Consent of Bronstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1 above)